EXHIBIT 10.28
                           RECAPITALIZATION AGREEMENT

      This Recapitalization Agreement (this "AGREEMENT") is entered into on August 4, 1998, among Packaged Ice, Inc., a Texas corporation (the "Company"), and SV Capital Partners, L.P., a Texas limited partnership ("SVCP").

                                    RECITALS

      A. Whereas as of the date of this Agreement, SVCP holds 75,000 shares of 13% Exchangeable Preferred Stock, Series A (the "SVCP PREFERRED STOCK").

      B. Whereas SVCP and the Company each desire to recapitalize and reorganize the Company in a transaction intended to qualify as a reorganization under section 368(a)(1)(E) of the Internal Revenue Code (the "Code"), by which SVCP shall convert its shares of SVCP Preferred Stock into shares of Common Stock concurrently with the consummation of an IPO (as defined below) by the Company.

      C. Whereas SVCP desires to have demand and "piggy back" registration rights with respect to shares of Common Stock issued upon conversion of the SVCP Preferred Stock (such shares being referred to herein as the "CONVERSION SHARES").

      D. Whereas the consummation of the transactions contemplated herein are conditioned upon the consummation of an IPO by the Company and satisfaction of the other requirements set forth below.

                                   AGREEMENTS

      NOW THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

      In addition to the terms defined elsewhere in this Agreement, the following terms used herein shall have the following meanings:

      "ARES LETTER" shall mean that letter agreement dated August 4, 1998, between Ares and the Company.

      "CLOSING" shall mean the closing of the conversion of the SVCP Preferred Stock into the Conversion Shares as contemplated herein.

      "COMMON STOCK" means the Common Stock of the Company, par value $.01.
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      "IPO" means a bona fide firm commitment underwritten initial public offering of shares of the Company's Common Stock made through a nationally recognized underwriting firm pursuant to an effective registration statement under the Securities Act in which the price to public of the Common Stock is not less than $16.00 per share and which results in gross public offering proceeds to the Company of not less than $90 million.

      "PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement dated April 30, 1998, between the Company and the investors set forth on Schedule I thereto.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE 2
                                   CONVERSION

      2.1 CONVERSION OF SVCP PREFERRED STOCK. Upon the closing of the Company's IPO, SVCP shall convert (the "CONVERSION") the SVCP Preferred Stock into a number of shares of Common Stock equal to the liquidation preference ($7.5 million) plus all accumulated and unpaid dividends on the SVCP Preferred Stock as of the date of Closing, divided by 91.75% of the price per share of Common Stock to public in the Company's IPO, rounded up to the nearest whole number, which stock shall be duly authorized, fully paid and non-assessable. At Closing, SVCP shall deliver to the Company certificates representing the SVCP Preferred Stock, duly endorsed in blank or accompanied by duly executed stock powers in blank, and in proper form for transfer, and the Company, in conversion thereof, shall issue to SVCP the number of shares of Common Stock described above.

      2.2 CLOSING. The Closing of the Conversion shall take place at the time and place as the closing of the IPO or other mutually acceptable time and place upon the satisfaction of all conditions to Closing.

                                    ARTICLE 3
                              CONDITIONS TO CLOSING

      3.1 The obligations of the parties to consummate the transactions contemplated by this Agreement are expressly conditioned upon satisfaction of each of the following conditions on or before October 31, 1998 (the "Termination Date"):

      (a) The receipt of any required consents and waivers to this transaction as may be required under any contract or undertaking to which the Company is a party, or as may otherwise be required under applicable law. Specifically, a written waiver of Ares Leveraged Investment Fund, L.P. ("Ares") to this

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transaction shall have been received. The Company and SVCP shall each give at
Closing any such consents and waivers that may be required of them, and each shall cause any entity they control to give any such consent and waiver.

      (b) As a condition to the Company's obligations, (i) SVCP shall have complied in all respects with its obligations set forth in this Agreement, and
(ii) the representations and warranties of SVCP contained in this Agreement are true and correct as of the Closing with the same effect as though made on and as of such date, and SVCP shall have confirmed in writing at Closing that such representations and warranties are true and correct.

      (c) As a condition to SVCP's obligations, (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing with the same effect as though made on and as of such date, and the Company shall have confirmed in writing at Closing that such representations and warranties are true and correct as of the Closing, and (ii) the Company shall have complied in all respects with its obligations set forth in this Agreement.

      (d) At the Closing, the Company shall have delivered to SVCP stock certificates evidencing the number of shares of Common Stock calculated in
Section 2.1 above, and SVCP shall have delivered to the Company the SVCP Preferred Shares in the form set forth in Section 2.1 above.

      (e) As a condition to SVCP's obligations, the Company shall have delivered to SVCP the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., dated the date of Closing, substantially in the form of EXHIBIT A attached hereto.

      (f) On the date of Closing, the Company shall have executed and delivered the Registration Rights Agreement (the "Registration Rights Agreement") in the form of EXHIBIT B attached hereto.

      (g) As a condition to SVCP's obligations, the Company shall have closed the IPO on or before the Termination Date, the Company shall not have split, subdivided or combined its shares of capital stock, whether by stock split, dividend or otherwise, SVCP shall not have entered into a lock-up agreement in connection with the IPO with a duration greater than 180 days, and the Company and Ares shall not have entered into any agreement with respect to Ares debt or equity holdings of the Company other than those set forth in the Ares Letter.

      If the conditions set forth above are not satisfied or waived on or before the Termination Date, this Agreement shall automatically terminate and become null and void and neither party shall have any liability to the other party arising out of this Agreement.

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                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

      4.1 SVCP GENERAL REPRESENTATIONS.

        (a) SVCP represents and warrants to the Company that the following statements are true and correct: (i) the SVCP Preferred Stock is owned by SVCP free and clear of all liens and encumbrances, other than those contemplated in the Amended and Restated Shareholders Agreement dated September 25, 1995, among the Company and other signatories thereto, as amended, (ii) SVCP will convey to the Company good title to the SVCP Preferred Stock free and clear of all liens and encumbrances, (iii) this Agreement, when executed and delivered by SVCP, will have been duly authorized, executed and delivered by and on behalf of SVCP, and will constitute the valid and binding agreement of SVCP, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (iv) SVCP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder; (v) SVCP is acquiring the Conversion Shares for investment purposes only, for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable securities laws; (vi) SVCP has been advised that the Conversion Shares being issued hereunder have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or applicable state securities laws and that such shares must be held indefinitely unless the offer and sale thereof are subsequently registered under the Securities Act or an exemption from such registration is available; (vii) SVCP (a) has knowledge, skill and experience in financial, business and investment matters, that it is capable of evaluating the merits and risks of the receipt of the Conversion Shares, (b) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and (c) has the ability to bear the risk of losing its entire position in the Conversion Shares; and (viii) SVCP acknowledges and agrees that the certificates evidencing the Conversion Shares will bear a restrictive legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      (b) SVCP hereby consents to (i) the redemption of all of the 10% Mandatorily Redeemable Preferred Stock held by Culligan Water Technologies, Inc. and Erica Jesselson with the proceeds of the Company's IPO, and (ii) the transactions between the Company and Ares contemplated in the Ares Letter.

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      4.2   COMPANY GENERAL REPRESENTATIONS.

            (a) The Company represents and warrants to SVCP that the following statements are true and correct: (i) upon issuance and delivery to SVCP of the Conversion Shares pursuant to this Agreement, such shares will be validly issued, fully paid and non-assessable, and free and clear of all claims, liens, pledges, options, charges, security interests, mortgages, deeds of trust, encumbrances or rights of any third party of any nature whatsoever, (ii) the issuance and sale of the Conversion Shares will not give rise to any preemptive rights or rights of first refusal which have not been duly waived by the holders thereof and will not violate any laws to which the Company or any of its assets are subject, (iii) this Agreement, when executed and delivered by the Company, will have been duly authorized, executed and delivered by and on behalf of the Company, and will constitute the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (iv) the Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder, and (v) neither the execution and delivery of this Agreement and the other agreements required to be executed and delivered pursuant to the terms and conditions of this Agreement nor the consummation of the transactions contemplated thereby will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, (x) the Articles of Incorporation or bylaws of the Company or any of its subsidiaries, (y) any agreement or instrument to which the Company or any of its subsidiaries is now a party or by which any of them is bound, or (z) any provision of any judgment, decree, order, statute, rule or regulation applicable to or binding on the Company or any of its subsidiaries or (b) result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company or any of its subsidiaries. Neither the issuance and sale of the Conversion Shares, the execution, delivery and performance by the Company of this Agreement or the Registration Rights Agreements, nor the consummation by the Company of the transactions contemplated hereby or thereby requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or any other third party, other than Ares.

            (b) Each representation and warranty of the Company and its subsidiaries contained in the underwriting agreement entered into in connection with the IPO among the Company, its subsidiaries and the several underwriters named therein is incorporated herein and made a part hereof for all purposes and such representations and warranties are hereby ratified, confirmed and made for the benefit of SVCP to the extent related to the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, and to the extent otherwise applicable.

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      4.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The foregoing representations and warranties shall survive the execution of this Agreement and the conversion contemplated herein.

                                    ARTICLE 5
                                  MISCELLANEOUS

      5.1 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      5.2 NOTICE. All notices and other communications required or permitted hereunder shall be sent in accordance with Section 9.1 of the Purchase Agreement.

      5.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

      5.4 AMENDMENTS. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

      5.5 FACSIMILE SIGNATURES. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

      5.6 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

      5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Agreement.

      5.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a valid, legal and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

      5.9 TAX TREATMENT. The Company and SVCP shall treat the transaction

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as a reorganization described in Section 368(a)(1)(E) of the Code and each shall make all filings, notices and reports as required by the Code, the Treasury Regulations or rulings related thereto.

      5.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. EACH OF THE PARTIES HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF TEXAS FOR ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NON-EXCLUSIVE VENUE FOR ANY ACTION RELATING TO THIS AGREEMENT SHALL BE PROPER IN BEXAR COUNTY, TEXAS.


                            [signatures on next page]

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      IN WITNESS WHEREOF, the parties have executed this Conversion Agreement as of the date first above written.

                              PACKAGED ICE, INC.



                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                              SV CAPITAL PARTNERS, L.P.

                              By:   SV Capital Management, Inc.,
                                    Its:  General Partner



                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


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                                    EXHIBIT A

                                    EXHIBIT B




                                      B-1